Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
Income Taxes
(8)	Income Taxes

A summary of income tax expense included in the Consolidated Statements of Income follows:

(dollars in thousands)	For the year ended December 31,
	2022	2021	2020
Current tax expense:
Federal	$17,136	$17,657	$15,662
State	2,933	3,195	2,399
Total current tax expense	20,069	20,852	18,061
Deferred tax (benefit) expense	4,114	(238)	(1,067)
Total income tax expense	$24,183	$20,614	$16,994

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2022 and 2021, are as follows:

	As of December 31,
(dollars in thousands)	2022	2021
	Deductible temporary differences	Deductible temporary differences

Benefits and deferred remuneration	$(8,478)	$(7,335)
Difference in reporting the allowance for loan losses, net	12,424	12,369
Other income or expense not yet reported for tax purposes	420	1,907
Depreciable assets	(2,389)	(2,068)
Net deferred tax asset at end of year	1,977	4,873
Impact of ASU 2016-13, Current Expected Credit Loss (CECL)	1,218	-
Net deferred tax asset at beginning of year	4,873	4,635
Deferred tax expense (benefit)	$4,114	$(238)

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. Based primarily on the sufficiency of expected future taxable income, management believes it is more likely than not that the remaining deferred tax asset of $2.0 million and $4.9 million at December 31, 2022 and 2021, respectively, will be realized.

In addition to the deferred tax items described in the preceding table, the Company has deferred tax assets of $11.3 million and $1 thousand at December 31, 2022 and 2021, respectively, relating to the net unrealized losses on securities available for sale and deferred tax liabilities of approximately $1.8 million and $4.2 million at December 31, 2022 and 2021, respectively, as a result of changes in the unrecognized overfunded position in the Company’s pension and postretirement benefit plans recorded, net of tax, as an adjustment to accumulated other comprehensive income.

The effective tax rates differ from the statutory federal income tax rate.  The reasons for these differences are as follows:

	For the year ended December 31,
	2022	2021	2020
Statutory federal income tax rate	21.0%	21.0%	21.0%
Increase/(decrease) in taxes resulting from:
State income tax, net of federal tax benefit	3.0	3.2	2.4
Other items	0.3	0.9	1.1
Effective income tax rate	24.3%	25.1%	24.5%

On a periodic basis, the Company evaluates its income tax positions based on tax laws and regulations and financial reporting considerations, and records adjustments as appropriate.  This evaluation takes into consideration the status of taxing authorities’ current examinations of the Company’s tax returns, recent positions taken by the taxing authorities on similar transactions, if any, and the overall tax environment in relation to uncertain tax positions.

The Company does not anticipate a material charge to the amount of unrecognized tax benefits in the next twelve months.

The Company recognizes interest and/or penalties related to income tax matters in noninterest expense.  For the years 2022, 2021, and 2020, these amounts were not material.  The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as in various states.  In the normal course of business, the Company is subject to U.S. federal, state, and local income tax examinations by tax authorities.  The Company’s federal and state income tax returns for the years 2019 through 2021 remain open to examination. The Company’s 2017, 2018, 2019 and 2020 New York State income tax returns are currently under examination.